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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 20, 2004



                            STEWART ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

          LOUISIANA                   1-15449                 72-0693290
(State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation)            File Number)           Identification No.)


                          1333 SOUTH CLEARVIEW PARKWAY
                           JEFFERSON, LOUISIANA 70121
               (Address of principal executive offices) (Zip Code)


                                 (504) 729-1400
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFP 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

     On December 14, 2004, Leslie Rosenthal Jacobs resigned from the Board of Directors of Stewart Enterprises, Inc. (the "Company").

     On December 15, 2004, Ashton J. Ryan, Jr., age 57, was elected to the Company's Board of Directors. Mr. Ryan will fill the vacancy created by Ms. Jacobs' resignation and will serve her unexpired term, which expires at the Company's 2006 annual meeting of shareholders. He was appointed to the Company's audit committee and designated as the Company's audit committee financial expert, and he was appointed as a member of the corporate governance and nominating committee.

     Mr. Ryan serves as President and Chief Executive Officer of Firstrust Corporation and its lead bank subsidiary, First Bank and Trust. He served as Vice Chairman of Bank One, Louisiana and Chairman of its New Orleans market. Prior to its acquisition by Bank One, he served as President and Chief Executive Officer of First National Bank of Commerce, positions he held since 1991. Mr. Ryan spent the first 20 years of his career with Arthur Anderson and Company, specializing in auditing and consulting for several financial institutions.

     A copy of the Company's press release announcing the election of Mr. Ryan to the Company's Board of Directors, dated December 20, 2004, is attached as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits


         EXHIBIT
         NUMBER         DESCRIPTION
--------------------------------------------------------------------------------
            99.1        Press release dated December 20, 2004 announcing the
                        election of Ashton Ryan to the Board of Directors











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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     STEWART ENTERPRISES, INC.




December 20, 2004                                    /s/  Michael G. Hymel
                                                     ---------------------------
                                                     Michael G. Hymel
                                                     Vice President
                                                     Corporate Controller
                                                     Chief Accounting Officer




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                                  EXHIBIT INDEX


EXHIBIT
NUMBER          DESCRIPTION
   99.1         Press release dated December 20, 2004 announcing the election of
                Ashton Ryan to the Board of Directors